Exhibit 10.25

SUBSCRIPTION AGREEMENT

Yatra Online, Inc.

1101-03, 11th Floor, Tower-B

Unitech Cyber Park

Sector 39, Gurgaon, Haryana 122002

India

Ladies and Gentlemen:

Subject to the terms and conditions set forth herein, the undersigned proposes to purchase the Ordinary Shares, par value $0.0001 per share (the “Shares”), from Yatra Online, Inc., a Cayman Islands exempted company limited by shares (the “Company”) for a purchase price of $10.00 per share. In connection therewith, the undersigned and the Company agree as follows:

1.                  The undersigned hereby irrevocably subscribes for and agrees to purchase from the Company such number of Shares as is set forth on the signature page of this Subscription Agreement on the terms provided for herein. The undersigned understands and agrees that the Company reserves the right to accept or reject the undersigned’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company; the Company may do so in counterpart form. In the event of rejection of the entire subscription by the Company or the termination of this subscription in accordance with the terms hereof, the undersigned’s payment hereunder will be returned promptly to the undersigned along with this Subscription Agreement, and this Subscription Agreement shall have no force or effect. In the event that the Company rejects the subscription in part, the undersigned may terminate this Subscription Agreement by providing notice to the Company within one business day of receiving notification that its subscription was rejected in part.

2.                  The closing of the sale of Shares contemplated hereby (the “Closing”) is contingent upon the consummation of the Company’s proposed business combination (the “Transaction”) with Terrapin 3 Acquisition Corporation, a Delaware corporation (“Terrapin 3”). The Company intends to hold the Closing immediately following the closing of the Transaction. Upon (i) satisfaction of the conditions set forth in Section 3 below and (ii) not less than three (3) business days’ written notice from (or on behalf of) the Company to the undersigned (the “Closing Notice”), that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied on a date that is not less than five (5) business days from the date of the Closing Notice, the undersigned shall deliver to the Company on the closing date specified in the Closing Notice (the “Closing Date”) the subscription amount for the Shares subscribed by wire transfer of United States dollars in immediately available funds to the account set forth on Exhibit A attached hereto (or such other account specified by the Company in the Closing Notice) against delivery to the undersigned of the Shares in book entry form as set forth in the following sentence. The Company shall deliver (or cause the delivery of) the Shares in book entry form to the undersigned or to a custodian designated by undersigned, as applicable, as indicated below. This Subscription Agreement shall terminate and be of no further force or effect, without any liability to either party hereto, if the Company notifies the undersigned in writing that it has abandoned its plans to move forward with the Transaction and/or terminates the undersigned’s obligations without the delivery of the Shares having occurred.

3.                  The Closing is also subject to the closing condition that, on the Closing Date, no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred.

4.                  The undersigned acknowledges and agrees that, without the prior written consent of the Company, during the period commencing on the Closing Date and continuing until the expiration of the ninety (90) day period commencing on the date of the closing of the Transaction, the undersigned shall not (a) sell, assign, transfer (including by operation of law), incur any liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever, dispose of or otherwise encumber (each, a “Transfer”), (b) make any short sale of, grant any option for the purchase of, or (c) enter into any hedging or similar transaction with the same economic effect as a Transfer of, any of the Shares. The Company may impose stop-transfer instructions and may stamp each certificate representing the Shares with an appropriate legend to enforce the provisions of the foregoing sentence. Any purported Transfer or other transaction in violation of this Section 4 shall be null and void.

5.                  The undersigned is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or (ii) an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the requirements set forth on Schedule A, and is acquiring the Shares only for his, her or its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). The undersigned is not an entity formed for the specific purpose of acquiring the Shares.

6.                  The Company represents and warrants that:

a.	The Company has been duly incorporated, is validly existing and is in good standing under the laws of the Cayman Islands, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted.

b.	The Shares have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s Articles of Association or under the law of the Cayman Islands.

c.	This Subscription Agreement has been duly authorized, executed and delivered by the Company and is enforceable in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

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d.	The issuance and sale of the Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, which would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company (a “Material Adverse Effect”) or affect the validity of the Shares or the legal authority of the Company to comply with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of its properties which would have a Material Adverse Effect or affect the validity of the Shares or the legal authority of the Company to comply with this Subscription Agreement; subject, in the case of the foregoing clauses (i) and (iii) with respect to the consummation of the transactions therein contemplated.

7.                  The undersigned understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The undersigned understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares shall contain a legend to such effect. The undersigned acknowledges that the Shares will not be eligible for resale pursuant to Rule 144 promulgated under the Securities Act. The undersigned understands and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the undersigned may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

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8.                  The Company agrees that, within 30 days after the Closing Date, the Company will file with the Securities and Exchange Commission (the “SEC”) a registration statement registering (among other securities) the resale of the Shares (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof; provided, however, that the Company’s obligations to include the Shares in the Registration Statement are contingent upon the undersigned furnishing in writing to the Company such information regarding the undersigned, the securities of the Company held by the undersigned and the intended method of disposition of the Shares as shall be reasonably requested by the Company to effect the registration of the Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

9.                  The undersigned understands and agrees that the undersigned is purchasing Shares directly from the Company. The undersigned further acknowledges that there have been no representations, warranties, covenants and agreements made to the undersigned by the Company, or its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

10.              The undersigned represents and warrants that its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law (a “Prohibited Transaction”).

11.              The undersigned acknowledges and agrees that the undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Shares. Without limiting the generality of the foregoing, the undersigned acknowledges that it has reviewed the documents provided to the undersigned by the Company and listed on Schedule B hereto (the “Disclosure Package”). The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the undersigned and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The undersigned further acknowledges that the information contained in the Disclosure Package is preliminary and subject to change, and that any changes to the information contained in the Disclosure Package, including, without limitation, any changes based on updated information or changes in terms of the Transaction, shall in no way affect the undersigned’s obligation to purchase the Shares hereunder.

12.              The undersigned became aware of this offering of the Shares solely by means of direct contact between the undersigned and the Company, and the Shares were offered to the undersigned solely by direct contact between the undersigned and the Company. The undersigned did not become aware of this offering of the Shares, nor were the Shares offered to the undersigned, by any other means. The undersigned acknowledges that the Company represents and warrants that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

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13.              The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Disclosure Package.

14.              The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

15.              Alone, or together with any professional advisor(s), the undersigned represents and acknowledges that the undersigned has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in the Company. The undersigned acknowledges specifically that a possibility of total loss exists.

16.              In making its decision to purchase the Shares, the undersigned represents that it has relied solely upon independent investigation made by the undersigned.

17.              The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

18.              The execution, delivery and performance by the undersigned of this Subscription Agreement are within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is a party or by which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of the undersigned’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same or, if the undersigned is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

19.              Neither the due diligence investigation conducted by the undersigned in connection with making its decision to acquire the Shares nor any representations and warranties made by the undersigned herein shall modify, amend or affect the undersigned's right to rely on the truth, accuracy and completeness of the Company's representations and warranties contained herein.

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20.              The undersigned represents and warrants that the undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. The undersigned represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act.  The undersigned also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. The undersigned further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Shares were legally derived.

21.              Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned.

22.              The Company may request from the undersigned such additional information as the Company may deem necessary to evaluate the eligibility of the undersigned to acquire the Shares, and the undersigned shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

23.              The undersigned acknowledges that the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the undersigned agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. The undersigned agrees that each purchase by the undersigned of Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase.

24.              The Company is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

25.              The Company shall not publicly disclose the name of any undersigned or any affiliate or investment adviser of the undersigned, or include the name of any undersigned or any affiliate of the undersigned in any filing with the SEC (other than in any filings made in respect of this transaction or in accordance with periodic filing requirements under the Securities Exchange Act of 1934, as amended, or in connection with the registration statement that the Company is required to file pursuant to the terms of this Subscription Agreement, in each case to the extent such disclosure is required by law or regulations) or any regulatory agency, without the prior written consent of such undersigned, except to the extent such disclosure is required by law or regulations, in which case the Company shall provide the undersigned with prior notice of such disclosure, to the extent such notice is practicable.

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26.              Other than with respect to the transactions contemplated herein, since the time that the undersigned was first contacted by the Company or any other Person regarding the transactions contemplated hereby, neither the undersigned nor any affiliate of the undersigned has directly or indirectly, nor has any person or entity acting on behalf of or pursuant to any understanding with the undersigned, effected or agreed to effect any purchases or sales of the securities of Terrapin 3 (including, without limitation, any short sales involving Terrapin 3’s securities). “Short Sales” includes, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Securities Exchange Act or 1934, as amended) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

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IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Signature of Investor:	Signature of Joint Investor, if applicable:

Name of Investor	Name of Joint Investor, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)

Name in which shares are to be registered (if different):	Date: ______________, 2016

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

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Investor’s EIN:	Joint Investor’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:__________________	Attn:__________________

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Number of Shares subscribed for:

Aggregate Subscription Amount: $	Price Per Share: $10.00

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account set forth on Exhibit A attached hereto (or to such other account specified by the Company in the Closing Notice). To the extent the offering is oversubscribed, the number of Shares received may be less than the number of Shares subscribed for.

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IN WITNESS WHEREOF, Yatra Online, Inc. has accepted this Subscription Agreement as of the date set forth below.

YATRA ONLINE, INC.

By:

Name:

Title:

Date:                        , 2016

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SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.        QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐	The Investor is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.        ACCREDITED INVESTOR STATUS

:

☐	The Investor is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) for one or more of the following reasons (Please check the applicable subparagraphs):

☐	The Investor is an individual (not a partnership, corporation, etc.) whose individual net worth (excess of total assets at fair market value, including homes, automobiles and personal property, over total liabilities), or joint net worth with his or her spouse, presently exceeds US$1,000,000. The undersigned further certifies that all liabilities necessary to make a determination of net worth will be disclosed.

☐	The Investor is an individual (not a partnership, corporation, etc.) who had an income in excess of US$200,000 in each of the two (2) most recent years, or joint income with his or her spouse in excess of US$300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

☐	The Investor is a bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

☐	The Investor is a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

☐	The Investor is an insurance company, as defined in Section 2(13) of the Securities Act.

☐	The Investor is an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

☐	The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	The Investor is a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

Schedule A

☐	The Investor is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

☐	The Investor is a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	The Investor is a corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Securities, and that has total assets in excess of $5 million.

☐	The Investor is a trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐	The Investor is an entity in which all of the equity owners are accredited investors.

C.        AFFILIATE STATUS

(Please check the applicable box)

THE INVESTOR:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by the Investor and constitutes a part of the Subscription Agreement.

Schedule A

SCHEDULE B
DISCLOSURE PACKAGE

Schedule B

Exhibit A

Wire Transfer Instructions

Exhibit A